EXCERT.906

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the

Sarbanes-Oxley Act

I, Lance Donenberg, Principal Executive Officer of GLG Investment Series Trust (the “Registrant”), certify that:

1.

The Form N-CSR for the period ended November 30, 2012 of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	2/4/2013	/s/ Lance Donenberg
Lance Donenberg Principal Executive Officer

I, JingLu Eng, Principal Financial Officer of GLG Investment Series Trust (the “Registrant”), certify that:

1.

The Form N-CSR for the period ended November 30, 2012 of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	2/4/2013	/s/ JingLu Eng
JingLu Eng Principal Financial Officer